UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

SCHEDULE 14A
(Rule 14a-101)

_______________

SCHEDULE 14A INFORMATION

Consent Solicitation Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

FLEXSHOPPER, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A

	(2)	Aggregate number of securities to which transaction applies: N/A

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

	(4)	Proposed maximum aggregate value of transaction: N/A

	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(4)	Date Filed: N/A

2700 North Military Trail, Ste. 200
Boca Raton, FL 33431

October 10, 2018

Notice of CONSENT SOLICITATION

Dear Stockholder:

The Board of Directors of FlexShopper, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), is providing you the accompanying consent solicitation statement on Schedule 14A (the “Consent Solicitation Statement”) in order to obtain from the Company’s stockholders written consents approving and authorizing a certificate of amendment (the “Certificate of Amendment”) to the Company’s certificate of incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”), from 25,000,000 to 40,000,000. Such approval and authorization by the stockholders is herein referred to as the “Action.”  The number of authorized shares of the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”), will remain 500,000.

The Action is described in more detail in the accompanying Consent Solicitation Statement and the Certificate of Amendment is attached as Annex A thereto.

We have established the close of business on September 24, 2018 as the record date for determining stockholders entitled to submit written consents. Stockholders constituting the holders of a majority of voting power of the Company’s (1) outstanding Common Stock entitled to vote thereon and (2) outstanding Common Stock and outstanding Preferred Stock entitled to vote thereon, voting together, in each case as of the close of business on the record date, must consent in order for the Action to be approved by stockholders.

The Company’s Board of Directors recommends that all stockholders consent to the Action by marking the box entitled “FOR” and submitting to the Company the Action by Written Consent form, which is attached as Annex B to the Consent Solicitation Statement. To be counted, your properly completed and executed Action by Written Consent form must be received by the Company on or before 5:00 p.m. Eastern Time on November 10, 2018 (the “Expiration Date”), subject to early termination or extension of the Expiration Date at the Company’s discretion.

The Consent Solicitation Statement is being sent on or about October 10, 2018 to stockholders of record of the Company’s capital stock as of September 24, 2018. The date of the accompanying Consent Solicitation Statement is October 10, 2018.

Very truly yours,

/s/ Brad Bernstein
Brad Bernstein
Chief Executive Officer, President and Chairman

FLEXSHOPPER, INC.
2700 North Military Trail, Ste. 200
Boca Raton, FL 33431

CONSENT SOLICITATION STATEMENT

This Consent Solicitation Statement is being furnished in connection with the solicitation of written consents (the “Consent Solicitation”) of the stockholders of FlexShopper, Inc. (the “Company,” “we,” “our,” or “us”) approving and authorizing a certificate of amendment (the “Certificate of Amendment”) to the Company’s certificate of incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”), from 25,000,000 to 40,000,000 (the “Increase in Authorized Shares”). Such approval and authorization by the stockholders is herein referred to as the “Action.” The number of authorized shares of the Company’s preferred stock, par value $0.0001 per share (the “Preferred Stock”), will remain 500,000 shares.

Our Board of Directors (the “Board”) unanimously approved and authorized the Certificate of Amendment on September 22, 2018 and recommends that stockholders consent to the Action.

The Company has decided to seek the written consent of stockholders through a consent solicitation process rather than holding a special meeting of stockholders in order to eliminate the costs and management time involved in holding a special meeting. The Increase in Authorized Shares is intended to enable us to engage in possible future financings and accomplish other corporate purposes as the Board determines in its discretion. These corporate purposes may include future financings, acquisitions, stock options and other equity benefits.

Voting materials, which include this Consent Solicitation Statement and an Action by Written Consent form (attached hereto as Annex B), are being mailed to stockholders of record on or about October 10, 2018. Our Board set the close of business on September 24, 2018 as the record date for the determination of stockholders entitled to act with respect to the Consent Solicitation (the “Record Date”).

Final results of this Consent Solicitation are expected to be published in a Current Report on Form 8-K by the Company and posted on its website in satisfaction of the notice requirement under Section 228 of the Delaware General Corporation Law (“DGCL”).

Important notice regarding the availability of voting materials for the Action:

This Consent Solicitation Statement and the Action by Written Consent form are also available on the Internet at the following address: https://www.cstproxy.com/flexshopper/cs2018/.

Stockholders who wish to consent must deliver their properly completed and executed Action by Written Consent form to the Company by mail, facsimile or email so that it is received on or before 5:00 p.m. Eastern Time on November 10, 2018 (the “Expiration Date”). The Company reserves the right (but is not obligated), in its sole discretion and subject to applicable law, at any time prior to the Expiration Date to (i) terminate the Consent Solicitation for any reason, including if the consent of stockholders holding a majority of the Company’s outstanding shares of capital stock has been received; or (ii) amend the terms of the Consent Solicitation (including to extend the Expiration Date). The Company reserves the right (but is not obligated) to accept any written consent received by any other reasonable means or in any form that reasonably evidences the giving of consent to the approval of the Action.

The entire cost of furnishing this Consent Solicitation Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Consent Solicitation Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Our executive offices are located at 2700 North Military Trail, Ste. 200, Boca Raton, FL 33431 and our telephone number is (855) 353-9289.

VoteS Required; MANNER OF APPROVAL

Stockholder approval of the Certificate of Amendment will be effective upon our receipt of the written consent, not previously revoked, of the holders of a majority of voting power of (1) outstanding Common Stock entitled to vote thereon and (2) outstanding Common Stock and Preferred Stock entitled to vote thereon, voting together as a single class. Each share of Common Stock is entitled to one vote. The outstanding Preferred Stock of the Company consists of both Series 1 Preferred Stock and Series 2 Preferred Stock. Each share of Series 1 Preferred Stock is entitled to 5.7877 votes, voting together as a single class with holders of Common Stock and Series 2 Preferred Stock. Each share of Series 2 Preferred Stock is entitled to 123.4568 votes, voting together as a single class with holders of Common Stock and Series 1 Preferred Stock. As of the Record Date, there were outstanding approximately 5,469,501 shares of Common Stock entitled to 5,469,501 votes, 239,405 shares of Series 1 Preferred Stock entitled to 1,385,605 votes, and 21,952 shares of Series 2 Preferred Stock entitled to 2,710,124 votes.

The failure to submit a written consent or, if your shares are held in “street name,” to give appropriate instructions to your broker or nominee, will have the same effect as voting against the Action. Abstentions also have the same effect as voting against the Action.

If your shares are held in a brokerage account in your broker’s name (“street name”), you have the right to direct your broker or nominee to consent or withhold consent with regard to the Action. You should follow the instructions provided by your broker or nominee. You may complete and mail an instruction card to your broker or nominee or, if your broker allows, submit voting instructions to your broker by telephone or the internet. If you provide specific voting instructions by mail, telephone or the internet, your broker or nominee will vote your shares as you have directed. If you do not provide voting instructions to your broker or nominee, your broker or nominee may not use its discretion to consent or withhold consent with regard to the Action.

The Company’s Board of Directors recommends that all stockholders consent to the Action by marking the box entitled “FOR” and submitting to the Company an executed Action by Written Consent form, which is attached as Annex B to this Consent Solicitation Statement, by mail, facsimile or email so that it is received on or before 5:00 p.m. Eastern Time on the Expiration Date. If you sign and send in an Action by Written Consent form but do not indicate how you want to vote as to the Action, your consent form will be treated as a consent “FOR” the Action.

REVOCATION OF CONSENTS

Written consents may be revoked or withdrawn by any stockholder at any time before the Expiration Date or earlier termination of the Consent Solicitation or effective date of the Action, as applicable. A notice of revocation or withdrawal must specify the record stockholder’s name and the number of shares being withdrawn. After the Expiration Date, all written consents previously executed and delivered and not revoked will become irrevocable. Revocations may be submitted to the Corporate Secretary of the Company by the same methods as written consents may be submitted, as set forth in the Action by Written Consent form attached hereto as Annex B.

PROPOSED ACTION:

APPROVAL OF CERTIFICATE OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT AN INCREASE IN OUR AUTHORIZED SHARES OF COMMON STOCK

Upon recommendation of the Board, stockholders of the Company are being asked to execute written consents approving and authorizing the Certificate of Amendment to increase the number of authorized shares of Common Stock from 25,000,000 to 40,000,000 (the “Increase in Authorized Shares”). The number of authorized shares of the Company’s Preferred Stock will remain 500,000 shares. The Certificate of Amendment was authorized and approved by the Board on September 22, 2018. The Certificate of Amendment will result in an increase in the number of authorized shares from 25,000,000 to 40,000,000 (subsequent to the increase in the number of authorized shares of Common Stock from 15,000,000 to 25,000,000, which was effected by a certificate of amendment to our Certificate of Incorporation filed with the Delaware Secretary of State on September 18, 2018).

The Company intends to effect the Increase in Authorized Shares by filing with the Delaware Secretary of State the Certificate of Amendment, a copy of which has been attached hereto as Annex A, promptly following the effective date of the Action (as described below under the heading “Effective Date of the Action; Required Consent”).

Purpose and Effects of the Certificate of Amendment

Under our Certificate of Incorporation in effect as of the date of this Consent Solicitation Statement, we currently have authorized capital stock of 25,500,000 shares, of which 25,000,000 are designated as Common Stock and 500,000 are designated as Preferred Stock. As of the Record Date, the Company had a total of 5,469,501 shares of Common Stock outstanding, excluding: 239,405 outstanding shares of Series 1 Preferred Stock convertible into 145,197 shares of Common Stock; 21,952 outstanding shares of Series 2 Preferred Stock convertible into 2,710,124 shares of Common Stock; 439 shares of Series 2 Preferred Stock issuable upon the exercise of outstanding warrants convertible into 54,217 shares of Common Stock; 377,303 shares of Common Stock issuable upon the exercise of outstanding warrants; 426,400 shares of Common Stock issuable upon the exercise of outstanding stock options; and shares of Common Stock issuable upon conversion of outstanding subordinated promissory notes.

The increase in the authorized number of shares of Common Stock as a result of the Certificate of Amendment will enable us to engage in possible future financings and accomplish other corporate purposes as the Board determines in its discretion. These corporate purposes may include future financings, the issuance of Common Stock upon the exercise or conversion of outstanding convertible or equity-based securities, acquisitions and issuances of stock options and other equity benefits.

Anti-Takeover Effects of an Increase in Authorized Shares

Release No. 34-15230 of the Staff of the SEC requires disclosure and discussion of the effects of any action, including the proposal discussed herein, that may be used as an anti-takeover mechanism. The Certificate of Amendment will result in an increase in the number of authorized but unissued and unreserved shares of our Common Stock and could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board. An increase in the number of authorized shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. An increase in our outstanding shares could potentially deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change of control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Increase in Authorized Shares therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Increase in Authorized Shares may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Effective Date of the Action; Required Consent

Pursuant to DGCL Section 228, the Action will become effective on such date as the Company has received, in accordance with such section, written consents, not previously revoked, signed by holders of a majority of the voting power of (1) outstanding Common Stock entitled to vote thereon and (2) outstanding Common Stock and Preferred Stock entitled to vote thereon, voting together as a single class, each as of the close of business on the Record Date, so long as such written consents are delivered within 60 days of the Record Date. The Company intends to effect the Increase in Authorized Shares by filing with the Delaware Secretary of State the Certificate of Amendment, a copy of which has been attached hereto as Annex A, promptly following the effective date of the Action. The Certificate of Amendment will not affect the relative voting power or equity interest of any stockholder. However, additional shares of Common Stock would continue to be available for issuance from time to time in the future. The shares issued pursuant to the Increase in Authorized Shares would dilute the percentage ownership interest of existing holders of our Common Stock and Preferred Stock and the value of the shares held by such stockholders may be diluted if shares are issued below what current stockholders paid for their shares.

Board Recommendation

The Board recommends that stockholders consent to the Certificate of Amendment to increase in the number of authorized shares of Common Stock by marking the box entitled “FOR” and submitting to the Company the Action by Written Consent form, which is attached as Annex B to this Consent Solicitation Statement.

NO DISSENTERS’ RIGHTS

No dissenters’ or appraisal rights are available to the Company’s stockholders as of the Record Date under the DGCL, the Certificate of Incorporation or the amended and restated bylaws of the Company in connection with the Action.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Consent Solicitation Statement, no officer or director or any associate of such person has any substantial interest in the matters acted upon by our Board and stockholders, other than his or her role as a stockholder, officer or director.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our voting stock as of September 24, 2018 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of any class of our voting stock;
•	each “named executive officer” of the Company, as that term is defined in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 13, 2018 and amended on April 19, 2018;
•	each of our directors; and
•	all executive officers and directors as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o FlexShopper, Inc. at 2700 North Military Trail, Ste. 200, Boca Raton, Florida 33431. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of stock which a person has the right to acquire (i.e., by the exercise of any option or the conversion of such person’s Series 1 or Series 2 Preferred Stock) within 60 days after September 24, 2018 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The percentage of shares owned as of September 24, 2018 is based upon 5,469,501 shares of Common Stock outstanding on that date.

Name and Address of Beneficial Owner	Shares of Common Stock		Number of Shares Underlying Convertible Preferred Stock, Options and Warrants		Total Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Stockholders
B2 FIE V, LLC(1)	—		2,469,136	(2)	2,469,136	31.1%
Waterfall Asset Management, LLC(3)	1,629,547		—		1,629,547	29.8%
Morry F. Rubin(4)	541,326	(5)	66,667	(6)	607,993	11.0%
PITA Holdings LLC(7)	415,674		—		415,674	7.6%
George Rubin(8)	285,526	(9)	66,667	(10)	352,193	6.6%

Directors and Executive Officers
James Allen	—		24,000	(11)	24,000	*
Daniel Ballen	—		—		—	*
Brad Bernstein	200,000	(12)	90,000	(13)	290,000	5.2%
H. Russell Heiser	46,622		25,000	(14)	71,622	1.3%
T. Scott King	—		24,000	(15)	24,000	*
Marc Malaga(16)	191,494		158,005	(17)	349,499	6.2%
Carl Pradelli	18,750	(18)	24,000	(19)	42,750	*
Ravi Radhakrishnan	65,400		10,000	(20)	75,400	1.4%
Katherine Verner	—		—		—	*
All directors and executive officers as a group (9 persons)	522,266		355,005		877,271	15.1%

____________

*	Less than one percent.
(1)	Based solely on the Schedule 13D filed on June 21, 2016 by PIMCO. According to the filing, B2 FIE V LLC (“B2 FIE”) was formed solely for the purpose of investing in FlexShopper. PIMCO BRAVO Fund II, L.P. (“Bravo II”) is the sole member of B2 FIE and operates as a pooled investment fund and invests (among other things) in operating companies. PIMCO GP XII, LLC (“PIMCO GP”) is the sole general partner of Bravo II. PIMCO is the sole managing member of PIMCO GP and has the power to make voting and investment decisions regarding the Preferred Stock held by B2 FIE. Each of Bravo II, PIMCO GP and PIMCO disclaims beneficial ownership of the Series 2 Preferred Stock except to the extent of its pecuniary interest therein. The address for this investor is 650 Newport Center Drive, Newport Beach, CA 92660.
(2)	Consists of shares of Common Stock issuable upon the conversion of 20,000 shares of Series 2 Preferred Stock. As of the Record Date, each share of Series 2 Preferred Stock is convertible into 123.4568 shares of Common Stock, based on the Series 2 Preferred Stock per share price of $1,000 and a conversion rate of $8.10 per share.
(3)	Except with respect to 175,000 shares of Common Stock acquired upon exercise of warrants obtained in connection with Amendment No. 7 to the Credit Agreement, ownership information in this row is based solely on the Schedule 13D filed by the Reporting Persons (as defined below) with the SEC on March 16, 2015. According to the filing, Waterfall Eden Master Fund, Ltd. (“WEMF”) owns 788,277 shares of Common Stock, or approximately 14.9% of the outstanding shares of Common Stock. Waterfall Delta Offshore Master Fund, LP (“WDOMF”) owns 442,065 shares of Common Stock or approximately 8.4% of the outstanding shares of Common Stock. Waterfall Delta GP, LLC (“WDGP”), as general partner of WDOMF, may be deemed to share beneficial ownership of the shares owned by WDOMF. Waterfall Sandstone Fund, LP (“WSF”) owns 224,204 shares of Common Stock, or approximately 4.2% of the outstanding shares of Common Stock. Waterfall Sandstone GP, LLC (“WSGP” and, collectively with WEMF, WDOMF and WSF, the “Waterfall Funds”), as general partner of WSF, may be deemed to share beneficial ownership of the shares owned by WSF. Waterfall Asset Management, LLC (“Waterfall”), as the investment adviser to the Waterfall Funds, and Messrs. Thomas Capasse and Jack Ross, as members of Waterfall, may be deemed to share beneficial ownership of the 1,454,546 shares of Common Stock owned by the Waterfall Funds, or approximately 27.5% of the outstanding shares of Common Stock. Because of the relationships described above, Mr. Capasse, Mr. Ross, WEMF, WDGP, WDOMF, WSGP and WSF (collectively, the “Reporting Persons”) may be deemed to constitute a “group” within the meaning of Rule 13d-5 under the Exchange Act and, as such, each member of the group could be deemed to beneficially own, in the aggregate, all of the shares of Common Stock held by members of the group. The Reporting Persons do not admit that they constitute a group within the meaning of Rule 13d-5. Each of the Reporting Persons disclaims beneficial ownership of the shares of Common Stock referred to herein that such Reporting Person does not hold directly. Waterfall and Messrs. Thomas Capasse and Jack Ross share the power to vote and direct the disposition of the shares owned by the Waterfall Funds. WDGP may be deemed to share the power to vote and direct the disposition of the shares owned by the WDOMF, and WSGP may be deemed to share the power to vote and direct the disposition of the shares owned by WSF. The address for each of the Waterfall-associated companies is c/o Waterfall Management, LLC, 1140 Avenue of the Americas, 7th Floor, New York, NY 10036.
(4)	Morry Rubin’s address is 17853 Key Vista Way, Boca Raton, Florida 33496.
(5)	Based solely on the Schedule 13D filed on March 30, 2012 by Morry Rubin, as modified by the Form 4 filed on May 5, 2016, this amount consists of 515,126 shares of Common Stock held by FLEXY 17, LLC, of which Morry Rubin is Manager, and 26,200 shares of Common Stock held in certain family trusts of which Morry Rubin’s spouse and father, George Rubin, are co-trustees.
(6)	This amount consists of warrants to purchase 66,667 shares of Common Stock.
(7)	Based solely on the Schedule 13G filed on August 24, 2018 by PITA Holdings LLC, this amount consists of shares of Common Stock held by PITA Holdings LLC, of which Howard Dvorkin is manager. This row does not include shares of our Common Stock issuable upon conversion of an outstanding subordinated promissory note issued to NRNS Capital Holdings LLC, of which Mr. Dvorkin is Manager, as described under “Certain Relationships and Related Transactions — Subordinated Promissory Notes.” The address of PITA Holdings LLC is 6360 NW 5th Way, Ft. Lauderdale, Florida 33309.
(8)	George Rubin’s address is 120 Central Park South, New York City, New York 10019.
(9)	According to the Schedule 13D/A filed on November 30, 2015 by George Rubin, 26,200 shares of Common Stock are held in certain family trusts of which he and Morry Rubin’s spouse are co-trustees.
(10)	Based solely on the Schedule 13D/A filed on November 30, 2015 by George Rubin. Consists of warrants to purchase 66,667 shares of Common Stock.
(11)	Consists of vested options to purchase 24,000 shares of Common Stock.
(12)	These shares of Common Stock are owned directly by Mr. Bernstein’s spouse. Mr. Bernstein disclaims beneficial ownership of these shares of Common Stock.
(13)	Consists of vested options to purchase 90,000 shares of Common Stock.
(14)	Consists of vested options to purchase 25,000 shares of Common Stock. Does not include shares of our common stock issuable upon conversion of outstanding subordinated promissory notes as described under “Certain Relationships and Related Transactions — Subordinated Promissory Notes.”
(15)	Consists of vested options to purchase 24,000 shares of Common Stock.
(16)	The employment of Marc Malaga ended on July 27, 2017.
(17)	Consists of warrants to purchase 66,667 shares of Common Stock, vested options to purchase 50,000 shares of Common Stock, and Series 1 Preferred Stock convertible into 41,338 shares of Common Stock.
(18)	Consists of 6,250 shares held in a trust, of which Mr. Pradelli is trustee and beneficial owner, and 12,500 shares held by a limited liability company owned by Mr. Pradelli and his spouse.
(19)	Consists of vested options to purchase 24,000 shares of Common Stock.
(20)	Consists of vested options to purchase 10,000 shares of Common Stock.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMAtION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). You can read our SEC filings, including the Consent Solicitation Statement, at the SEC’s website at www.sec.gov.

You may read and copy this information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549, at prescribed rates. You may obtain information regarding the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

Our website can be accessed at www.flexshopper.com. The information contained on, or that may be obtained from, our website is not, and shall not be deemed to be, a part of this Consent Solicitation Statement.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” information from other documents that we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Information Statement. Information in this Information Statement supersedes information incorporated by reference that we filed with the SEC prior to the date of this Information Statement.

We incorporate by reference into this Information Statement the information or documents listed below that we have filed with the SEC:

•	our annual report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on March 8, 2018;
•	the information specifically incorporated by reference into our annual report on Form 10-K for the fiscal year ended December 31, 2017 from our definitive proxy statement on Schedule 14A filed with the SEC on March 13, 2018 and amended on April 19, 2018;
•	our quarterly reports on Form 10-Q for the fiscal quarter ended March 30, 2018 filed with the SEC on May 14, 2018 and for the fiscal quarter ended June 30, 2018 filed with the SEC on August 6, 2018;
•	our Current Reports on Form 8-K filed with the SEC on January 12, 2018, February 2, 2018, March 7, 2018, April 6, 2018, April 19, 2018, April 30, 2018, August 31, 2018, September 21, 2018, September 24, 2018 and October 1, 2018; and
•	the description of our Common Stock contained in our Registration Statement on Form 8-A filed with the SEC on November 14, 2016, including any amendment or report filed for the purpose of updating such description.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS AND OTHER

INFORMATION CONTAINED IN THIS CONSENT SOLICITATION STATEMENT

Certain information set forth in this Consent Solicitation Statement and documents incorporated herein by reference may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate” “strategy,” “future,” “likely” or other comparable terms and references to future periods. All statements other than statements of historical facts included in this Consent Solicitation Statement and documents incorporated herein by reference regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding the filing of the Certificate of Amendment and the potential uses of the increased number of authorized shares of Common Stock resulting from such action.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Any forward-looking statement made by us in this Consent Solicitation Statement or any document incorporated herein by reference is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required under applicable law. We anticipate that subsequent events and developments will cause our views to change. You should read this Consent Solicitation Statement completely and with the understanding that our actual future results may be materially different from what we expect. Our forward-looking statements do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments we may undertake. We qualify all of our forward-looking statements by these cautionary statements.

FUTURE PROPOSALS OF STOCKHOLDERS

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials.   Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2019 annual meeting of stockholders must be received by November 13, 2018. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Secretary at 2700 North Military Trail, Ste. 200, Boca Raton, Florida 33431.

Requirements for Stockholder Proposals to Be Brought Before the 2019 Annual Meeting of Stockholders.   Notice of any director nomination or other proposal that you intend to present at the 2019 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2019 annual meeting of stockholders, must be delivered to the Company’s Secretary at 2700 North Military Trail, Ste. 200, Boca Raton, Florida 33431 not earlier than the close of business on December 27, 2018 and not later than the close of business on January 26, 2019. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2019 annual meeting of stockholders.

ANNEX A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
FLEXSHOPPER, INC.

FLEXSHOPPER, INC., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.   The Certificate of Incorporation of the Corporation is hereby amended by deleting Section 1 of Article FOURTH thereof in its entirety and replacing Section 1 of Article FOURTH with the following:

“Section 1. Authorization of Shares.

The aggregate number of shares of capital stock which the Corporation will have authority to issue is 40,500,000 shares, consisting of 40,000,000 shares of common stock, having a par value of $.0001 per share (“Common Stock”), and 500,000 shares of Preferred Stock, having a par value of $.001 per share (“Preferred Stock”).”

2.   The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, FLEXSHOPPER, INC. has caused this Certificate to be executed by its duly authorized officer on this ___ day of ________________, 2018.

By:
Name:	Brad Bernstein
Title:	President and Chief Executive Officer

A-1

ANNEX B

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Mail – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

FLEXSHOPPER, INC.

Consents submitted electronically over the Internet or mailed must be received by 5:00 p.m., Eastern Time, on November 10, 2018.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to submit your consent. Have your written consent form available when you access the above website. Follow the prompts to submit your consent.

MAIL – Mark, sign and date your written consent and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE WRITTEN CONSENT IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

WRITTEN CONSENT

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS CONSENT TO PROPOSAL 1.

1. RESOLVED, that the Certificate of Incorporation be amended, for the purposes of effecting an increase in the number of authorized shares of the Company's Common Stock from 25,000,000 shares to 40,000,000 shares, by amending and restating Section 1 of Article FOURTH of the Certificate of Incorporation in its entirety as follows:

FOR	AGAINST	ABSTAIN
☐	☐	☐

Section 1 Authorization of Shares.

By signing and returning this Action by Written Consent form, the undersigned stockholder will be deemed to have voted all shares of capital stock owned by the undersigned in the manner directed above with respect to the proposed amendment. If the undersigned stockholder signs and returns this consent but does not check a box, the undersigned will be deemed to have consented FOR approval of the proposed amendment.

CONTROL NUMBER

Signature______________________________ **Signature, if held jointly**______________________________ **Date**____________**, 2018**

Note: Please execute this written consent as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

B-1

Notice of Consent Solicitation

The Consent Solicitation Statement and Action by Written Consent Form are available at http://www.cstproxy.com/flexshopper/cs2018

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

WRITTEN CONSENT

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FLEXSHOPPER, INC.

THIS WRITTEN CONSENT IS SOLICITED BY THE BOARD OF DIRECTORS OF FLEXSHOPPER, INC. THE UNDERSIGNED HEREBY REVOKES ANY CONSENT OR CONSENTS HERETOFORE GIVEN. THIS CONSENT MAY BE REVOKED AT ANY TIME BEFORE 5:00 P.M. (EASTERN TIME), ON NOVEMBER 10, 2018, UNLESS THE SOLICITATION PERIOD IS SHORTENED OR EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION.

The undersigned, being a stockholder of FlexShopper, Inc., a Delaware corporation (the “Company”), as of September 24, 2018, acknowledges receipt of the Notice of Consent Solicitation dated October 10, 2018 and Consent Solicitation Statement and hereby consents (by checking the FOR box) or withholds consent (by checking the AGAINST or ABSTAIN box) to the approval of an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) as follows:

(Continued and to be marked, dated and signed, on the other side)

B-2